UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):     August 1, 2003


                     Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                0-22636                 75-2461665
 ----------------------------     -----------           -------------------
 (State or other jurisdiction     (Commission              (IRS Employer
 of incorporation)                File Number)          Identification No.)

 17383 Sunset Boulevard, Suite 350, Los Angeles, California     90272
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      (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (310) 566-1700


                                      N/A
                                   ---------
        (Former name or former address, if changed since last report.)

 Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits

           Exhibit No.    Description
           -----------    -----------
              99.1        Press Release dated August 19, 2003



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Dial Thru International Corporation
                                    -----------------------------------
                                    (Registrant)




 Date:  August 19, 2003             By:    /s/  Allen Sciarillo
                                           -----------------------
                                    Name:  Allen Sciarillo
                                    Title: Chief Financial Officer